UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 15, 2023

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 15, 2023, Mullen Automotive Inc. (the “Company”) entered into a Letter Agreement (the “Letter Agreement”) in connection with the Company’s existing securities purchase agreement dated as of June 7, 2022 and amended on June 23, 2022, September 19, 2022, November 15, 2022, and April 3, 2023 (the “Securities Purchase Agreement”). The terms of the Securities Purchase Agreement, including the terms of Series D Convertible Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”) and warrants, were previously reported in the Company’s Current Report on Form 8-K filed with the SEC on June 10, 2022.

Pursuant to the Letter Agreement, the Company and each of the buyers that are parties to the Securities Purchase Agreement agreed to delay the issuance of Series D Preferred Stock and warrants issuable upon receipt of the remaining $45 million of the commitment amount under the Securities Purchase Agreement from May 15, 2023 to June 12, 2023.

The foregoing summary of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Letter Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 1.01 regarding the issuance of Series D Preferred Stock and warrants pursuant to the Securities Purchase Agreement, as amended by the Letter Agreement, is incorporated by reference into this Item 3.02. Such Series D Preferred Stock and warrants will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement, dated May 15, 2023, by and among Mullen Automotive Inc. and the buyers named therein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: May 19, 2023	By:	/s/ David Michery
David Michery
Chief Executive Officer